SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 18, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit Number      Description

          99.1                Monthly Unaudited Parent Only Operating
                              Report of United Pan-Europe Communications N.V. (the "Company") for the period from January 1, 2003 to January 31, 2003.

Item 9. Regulation FD Disclosure.

     On February 18, 2003, the Company filed with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") its monthly unaudited parent only operating report for the period from January 1, 2003 to January 31, 2003 (the "Monthly Operating Report"), a copy of which is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

     The Monthly Operating Report contains unaudited financial statements and other financial information that were not prepared with a view to complying with published guidelines of the Securities and Exchange Commission (the "SEC") or the guidelines established by the American Institute of Certified Public Accountants. The Company's independent auditors have not examined, compiled or performed any procedures with respect to the financial information presented in the Monthly Operating Report, nor have they expressed any opinion or any other form of assurance of such information or its achievability, and accordingly assume no responsibility for them. Operating results for the period from January 1, 2003 to January 31, 2003 are not necessarily indicative of the results that may be expected for the quarter ending March 31, 2003 or the full year ending December 31, 2003.

Cautionary Statement Regarding Forward-Looking Statements

     This Current Report on Form 8-K (this "Report") and the Monthly Operating Report contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company's control. The Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intentions. These statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

     The forward-looking statements and the Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company and its subsidiaries to operate pursuant to the terms of their existing credit facilities and arrangements; the ability to fund, develop and execute the Company's business plan; the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company to confirm and consummate the plan of reorganization (the "Plan") under the United States Bankruptcy Code and the plan of compulsory composition (Akkoord) (the "Akkoord") under the Dutch Bankruptcy Code (Faillissementswet); the ramifications of any restructuring; risks associated with not completing the restructuring consistent with the Company's timetable; risks associated with third parties seeking and obtaining approval of the U.S. Bankruptcy Court or the Amsterdam Court (Rechtbank) to take actions inconsistent with, or detrimental to, the consummation of the Plan and the Akkoord; potential adverse developments with respect to the Company's liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the Company; trends in the economy as a whole which may affect subscriber confidence and demand for the goods and services supplied by the Company; the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods and services; the acceptance and continued use by subscribers and potential subscribers of the Company's services; changes in technology and competition; the Company's ability to achieve expected operational efficiencies and economies of scale and its ability to generate expected revenue and achieve assumed margins; the ability of the Company to attract, retain and compensate key executives and other personnel; the ability of the Company to maintain existing arrangements and/or enter into new arrangements with third-party providers and contract partners; potential adverse publicity, as well as other factors detailed from time to time in the Company's filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report and the Monthly Operating Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                     By: /s/ Anton A.M. Tuijten
                                        ----------------------------------------
                                        Name: Anton A.M. Tuijten
                                        Title: Member of the Board of Management
                                               and General Counsel

Dated:  Feburary 20, 2003

                                 EXHIBIT INDEX


Exhibit No.         Document Description
-----------         --------------------
99.1                Monthly Operating Statement for the Period from January 1,
                    2003 to January 31, 2003.